Other gains/(losses) - net - Summary of Detailed Information About Other Gains Losses Net Explanatory (Detail) - CNY (¥) ¥ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Discloure of Detailed Information About Other Gains Losses Net [Abstract]
Government grants		¥ 212,257	¥ 408,164	¥ 251,309
Foreign exchange gains/(losses)	[1]	75,714	(877,232)	206,753
ADS transferring income		72,702	236,827	109,843
Input VAT super-deduction		29,454	92,230	46,127
Others	[2]	(179,791)	143,470	(114,653)
Other gains (losses)		¥ 210,336	¥ 3,459	¥ 499,379

[1]	The foreign exchange losses in 2022, amounting to RMB877 million, was mainly due to the depreciation of RMB against USD.
[2]	Other losses of RMB180 million in 2023 compared to other gains of RMB143 million in 2022, was mainly due to the increase of losses associated with certain risk assets and the high base of the same period last year due to one time recovery of losses associated with legacy business via law suit.